UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 14, 2007

_________________

HSBC PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST (USA) I

(Exact name of issuing entity as specified in its charter)

Commission File Number: 333-138404

HSBC FUNDING (USA) INC. V

(Exact name of depositor as specified in its charter)

Commission File Number: 333-138404-01

DELAWARE	20-1968954
(State or other jurisdiction of Incorporation of Depositor)	(IRS Employer Identification No.)
1111 Town Center Drive, Las Vegas, Nevada (Address of principal executive offices of Depositor)	89144 (zip Code)

(702) 243-1341 (Depositor’s telephone number, including area code)

_________________

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

On February 14, 2007, HSBC Private Label Credit Card Master Note Trust (USA) I (the “Trust”) issued $434,285,000 in aggregate principal amount of Class A Series 2007-1 Floating Rate Asset Backed Notes and $65,715,000 in aggregate principal amount of Class B Series 2007-1 Floating Rate Asset Backed Notes (collectively, the “Notes”).

The Notes were issued pursuant to the Series 2007-1 Indenture Supplement, dated February 14, 2007 (attached hereto as Exhibit 4), between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of the Trust, and U.S. Bank National Association, as indenture trustee.

Also in connection with the issuance of the Notes, on February 6, 2007, HSBC Funding (USA) Inc. V, the depositor of the Trust (the “Depositor”), entered into an Underwriting Agreement (attached hereto as Exhibit 1), among HSBC Bank USA, National Association, as sponsor, the Depositor and HSBC Securities (USA) Inc., as representative of the underwriters.

Item 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Exhibit

1

Series 2007-1 Underwriting Agreement, dated as of February 6, 2007, among HSBC Bank USA, National Association, HSBC Funding (USA) Inc. V and HSBC Securities (USA) Inc., as representative of the underwriters.

4

Series 2007-1 Indenture Supplement, dated as of February 14, 2007, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Private Label Credit Card Master Note Trust (USA) I, and U.S. Bank National Association, as indenture trustee.

5	Opinion of McDermott Will & Emery LLP with respect to enforceability of the Notes.

8	Opinion of McDermott Will & Emery LLP with respect to tax matters of the Notes.

23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5).

23.2	Consent of McDermott Will & Emery LLP (included in Exhibit 8).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

HSBC FUNDING (USA) INC. V

as Depositor

(Registrant)

By      /s/ Cheryl F. Steffens

Name: Cheryl F. Steffens

Title:	Vice President and Assistant Treasurer

Dated: February 14, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit

1

Series 2007-1 Underwriting Agreement, dated as of February 6, 2007, among HSBC Bank USA, National Association, HSBC Funding (USA) Inc. V and HSBC Securities (USA) Inc., as representative of the underwriters.

4

Series 2007-1 Indenture Supplement, dated as of February 14, 2007, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Private Label Credit Card Master Note Trust (USA) I, and U.S. Bank National Association, as indenture trustee.

5	Opinion of McDermott Will & Emery LLP with respect to enforceability of the Notes.

8	Opinion of McDermott Will & Emery LLP with respect to tax matters of the Notes.

23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5).

23.2	Consent of McDermott Will & Emery LLP (included in Exhibit 8).